UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02554
Name of Registrant:	Vanguard Money Market Reserves
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2015 – August 31, 2016
Item 1: Reports to Shareholders

Annual Report | August 31, 2016

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Treasury Money Market Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Prime Money Market Fund.	9
Federal Money Market Fund.	28
Treasury Money Market Fund.	42
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangements.	56
Glossary.	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended August 31, 2016, Vanguard Prime Money Market Fund returned 0.32% for Investor Shares and 0.38% for Admiral Shares, which have a lower expense ratio. Vanguard Federal Money Market Fund returned 0.23%, and Vanguard Treasury Money Market Fund returned 0.17%. These returns exceeded the average returns of the funds’ peer groups.

• Last December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%, the first time since 2008 the target has been above the near-zero level.

• Under Securities and Exchange Commission money market fund regulations that take effect in October, the Treasury Money Market Fund and the Federal Money Market Fund will continue to maintain a share price of $1 as U.S. government money market funds. The Prime Money Market Fund will be designated a retail fund, meaning that individual investors will continue to have access to it at a $1 share price.

Total Returns: Fiscal Year Ended August 31, 2016
	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.50%	0.32%
Money Market Funds Average		0.04
Admiral™ Shares	0.56	0.38
Institutional Money Market Funds Average		0.16
Money Market Funds Average and Institutional Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Federal Money Market Fund	0.29%	0.23%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Treasury Money Market Fund	0.25%	0.17%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2016
Average
Annual Return
Prime Money Market Fund Investor Shares	1.05%
Money Market Funds Average	0.81
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Federal Money Market Fund	0.99%
Government Money Market Funds Average	0.76
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Treasury Money Market Fund	0.89%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	0.65
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at
vanguard.com/performance.)

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.17%
Admiral Shares	0.10	0.18
Federal Money Market Fund	0.11	0.08
Treasury Money Market Fund	0.09	0.06

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the funds’ expense ratios were: for the Prime Money Market Fund, 0.16% for Investor Shares and
0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; for the Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares, Money Market Funds, and for Admiral Shares, Institutional Money Market
Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Treasury Money Market Fund, iMoneyNet
Money Fund Report’s 100% Treasury Fund.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

Advisor’s Report

Investors spent much of the 12 months ended August 31, 2016, focused on monetary policy and, in particular, whether the U.S. Federal Reserve would raise short-term interest rates.

In December, the Fed hiked rates for the first time in nearly a decade, nudging them from the near-zero level at which they had hovered since late in 2008. The increase marked a start toward a normalization of monetary policy, although rates remained uncommonly low by historical standards. In closely watched meetings after the increase, Fed policymakers held rates steady at 0.25%–0.5%.

Returns of money market funds ticked higher as yields climbed. These funds continued to provide shareholders with a high-quality, very liquid investment appropriate for short-term savings goals or cash management.

For the fiscal year, Vanguard Prime Money Market Fund returned 0.32% for Investor Shares and 0.38% for Admiral Shares. Vanguard Federal Money Market Fund returned 0.23%, and Vanguard Treasury Money Market returned 0.17%. The funds surpassed the average returns for their peer groups.

The investment environment

The U.S. economy generally fared better than many of its international counterparts over the fiscal year, reflected most noticeably in favorable employment and payroll data. Central banks in Europe and Asia bolstered their stimulus efforts against weak growth and low inflation.

The European Central Bank continued its negative-rate policy, and Japan adopted one in January. China made a series of interest rate cuts and reduced bank reserve requirements to stimulate its decelerating economy.

The new year began with expectations that the Fed might continue to raise short-term rates, but deteriorating global economic conditions, and the uncertainty engendered by the United Kingdom’s vote in June to leave the European Union, gave officials pause. Despite this, the U.S. economy continued to make progress. Wage inflation, for example, showed slow but steady improvement.

Management of the funds

Money market rates moved meaningfully higher late in 2015 as investors responded to strong job growth and anticipated that the Fed would finally begin to raise rates. As sometimes happens, the market got ahead of itself, and rates soon began to reflect the risk that more aggressive increases were ahead. This created an opportunity to lock in prevailing higher rates by extending the portfolios’ average maturity. In the Prime Money Market Fund, we were able to do this largely by increasing our U.S. government securities holdings.

Fund companies had until October 14, 2016, after the end of the funds’ fiscal year, to fully implement the new money market regulations introduced by the Securities and Exchange Commission in 2014. As U.S. government money market funds, the Treasury Money Market Fund and the Federal Money Market Fund will continue to seek to maintain a stable share price of $1. They will not be subject to new liquidity fees and redemption gates (the temporary suspension of redemptions).

The Prime Money Market Fund is designated a retail fund, meaning that individual investors will continue to have access to it at a share price of $1. The fund is subject to liquidity fees and redemption gates, which a fund’s board of directors can impose on funds whose portfolios fail to meet certain liquidity thresholds.

The regulations have had an impact on the marketplace as large institutional money fund investors have been forced to transition to government money funds to maintain a $1 share price. As of this writing, approximately half of the industry assets invested in funds similar to the Prime Money Market Fund have transitioned to U.S. government money funds.

We took a number of steps to prepare for any unforeseen volatility caused by the regulatory changes. Anticipating additional shareholder activity, we kept our liquidity positions well in excess of SEC targets. We also managed the funds’ maturity structure more conservatively by shortening their weighted average maturity in the weeks leading up to the regulations’ implementation. These and other balanced measures allowed us to provide maximum safety and liquidity.

Increased demand for U.S. government money market funds caused spreads between Treasury and agency securities to narrow dramatically over the fiscal year. As a result, we diversified the Federal Money Market Fund’s assets by adding to its Treasury exposure. We also added exposure to floating-rate agency notes when spreads were favorable compared with those of fixed-rate instruments.

Bank and corporate issuers have found it more expensive to issue debt in the money market space as the new regulations have prompted large institutional investors to favor government money funds. This has given investors in the Prime Money Market Fund an opportunity to earn higher yields than what might normally be available. To take advantage of this, we reduced the fund’s exposure to government securities in favor of short-term bank debt maturing within one week. In anticipation of further Fed monetary policy tightening, we purchased floating-rate debt that resets periodically at prevailing market rates.

Shortly after the December interest rate increase, we reopened the Treasury Money Market Fund, which invests exclusively in U.S. Treasury securities. We managed the portfolio’s average maturity to take advantage of the steepening

Treasury yield curve. We also added Treasury floating-rate notes in late 2015. As always, Vanguard’s low expense ratios provide a built-in advantage because we don’t have to assume unnecessary risk in our search for yield.

The outlook

U.S. monetary policy is likely to remain cautious and accommodative. Despite strong job growth, inflationary pressures have not accelerated meaningfully, and we expect the Fed’s schedule for future rate hikes to be slow and measured, especially compared with prior periods of economic recovery. This could change if job growth leads to a faster pickup in wage inflation.

We continue to believe the short-term rate target isn’t likely to go above 1% over the next several years. Other central banks appear set to maintain an accommodative monetary stance in the face of weak or slowing growth, which should keep U.S. yields attractive to international investors. Given that, and our outlook for modest growth and inflation at home, we expect yields to remain low relative to historical levels.

Whatever the markets may bring, our experienced team of portfolio managers and traders will continue to seek opportunities to produce competitive returns.

David R. Glocke, Principal

Vanguard Fixed Income Group

September 19, 2016

Prime Money Market Fund

Fund Profile
As of August 31, 2016

Financial Attributes
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	0.50%	0.56%
Average Weighted
Maturity	39 days	39 days

Sector Diversification (% of portfolio)
Certificates of Deposit	12.1%
U.S. Commercial Paper	2.7
Other	1.5
Repurchase Agreements	0.1
U.S. Government Obligations	8.2
U.S. Treasury Bills	18.0
Yankee/Foreign	57.4

The agency and mortgage-backed securities sectors may includeissues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.16% for Investor Shares and 0.10% for Admiral Shares.

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Prime Money Market Fund Investor
Shares	0.32%	0.08%	1.05%	$11,106

•••••••• Money Market Funds Average	0.04	0.01	0.81	10,844
Citigroup Three-Month U.S. Treasury
Bill Index	0.18	0.06	0.87	10,931
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Prime Money Market Fund

	Average Annual Total Returns
	Periods Ended August 31, 2016

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Admiral Shares	0.38%	0.14%	1.15%	$5,607,990
Institutional Money Market Funds Average	0.16	0.04	0.97	5,505,108
Citigroup Three-Month U.S. Treasury Bill
Index	0.18	0.06	0.87	5,465,288

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016
		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2007	5.23%	4.55%
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
2016	0.32	0.04
7-day SEC yield (8/31/2016): 0.50%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.25%	0.07%	1.13%
Admiral Shares	10/3/1989	0.31	0.12	1.24

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (26.5%)
2	Federal Home Loan Bank Discount Notes	0.335%	9/7/16	1,500,000	1,499,916
2	Federal Home Loan Bank Discount Notes	0.302%	10/12/16	2,000,000	1,999,312
2	Federal Home Loan Bank Discount Notes	0.300%	10/19/16	1,500,000	1,499,400
	United States Treasury Bill	0.270%	9/8/16	591,046	591,015
	United States Treasury Bill	0.381%	11/10/16	4,305,000	4,301,819
	United States Treasury Bill	0.300%–0.371%	11/17/16	6,000,000	5,995,851
	United States Treasury Bill	0.310%	11/25/16	1,500,000	1,498,902
	United States Treasury Bill	0.487%–0.494%	12/1/16	2,750,000	2,746,594
	United States Treasury Bill	0.401%	12/15/16	4,100,000	4,095,217
	United States Treasury Bill	0.441%	2/9/17	2,000,000	1,996,064
3	United States Treasury Floating Rate Note	0.388%	10/31/16	2,912,200	2,911,951
3	United States Treasury Floating Rate Note	0.419%	1/31/17	1,779,183	1,779,176
Total U.S. Government and Agency Obligations (Cost $30,915,217)					30,915,217
Commercial Paper (27.1%)
Bank Holding Company (0.7%)
4	ABN Amro Funding USA LLC	0.621%	9/12/16	49,500	49,491
4	ABN Amro Funding USA LLC	1.003%	12/7/16	303,000	302,184
4	ABN Amro Funding USA LLC	1.003%	12/9/16	40,000	39,890
4	ABN Amro Funding USA LLC	1.003%	12/16/16	46,500	46,363
4	ABN Amro Funding USA LLC	0.973%–1.003%	12/19/16	291,250	290,384
4	ABN Amro Funding USA LLC	0.983%	1/3/17	41,500	41,360
					769,672
Finance—Auto (0.8%)
4	BMW US Capital LLC	0.521%	9/12/16	80,000	79,987
4	BMW US Capital LLC	0.521%	9/13/16	35,000	34,994
	Toyota Motor Credit Corp.	0.601%	9/22/16	198,250	198,181
	Toyota Motor Credit Corp.	0.611%	10/5/16	40,000	39,977
	Toyota Motor Credit Corp.	0.621%	10/21/16	72,000	71,938
	Toyota Motor Credit Corp.	0.883%	12/8/16	91,250	91,031
	Toyota Motor Credit Corp.	0.873%	12/13/16	71,750	71,571
	Toyota Motor Credit Corp.	0.873%	12/14/16	71,750	71,570
	Toyota Motor Credit Corp.	0.883%	12/19/16	107,000	106,715
	Toyota Motor Credit Corp.	0.883%	12/20/16	62,250	62,083
	Toyota Motor Credit Corp.	0.883%	1/6/17	148,500	148,039
					976,086

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Foreign Banks (20.3%)
4	Australia & New Zealand Banking Group Ltd.	0.651%	10/3/16	329,000	328,810
4	Australia & New Zealand Banking Group Ltd.	0.823%	11/3/16	180,000	179,742
[3,4]	Australia & New Zealand Banking Group Ltd.	1.074%	1/30/17	372,000	372,000
[3,4]	Australia & New Zealand Banking Group Ltd.	0.986%	2/1/17	346,750	346,750
4	Bank of Nova Scotia	0.651%	10/6/16	500,000	499,684
[3,4]	Bank of Nova Scotia	1.070%	1/26/17	700,000	700,000
	BNP Paribas SA (New York Branch)	0.300%	9/1/16	220,000	220,000
4	Commonwealth Bank of Australia	0.854%	9/14/16	288,000	287,912
4	Commonwealth Bank of Australia	0.844%	9/23/16	185,750	185,655
[3,4]	Commonwealth Bank of Australia	0.870%	9/26/16	268,000	268,000
[3,4]	Commonwealth Bank of Australia	0.846%	10/4/16	345,000	345,000
[3,4]	Commonwealth Bank of Australia	0.872%	10/24/16	300,000	300,000
[3,4]	Commonwealth Bank of Australia	0.884%	10/31/16	185,000	184,998
[3,4]	Commonwealth Bank of Australia	0.894%	10/31/16	260,250	260,250
[3,4]	Commonwealth Bank of Australia	0.894%	11/1/16	260,250	260,250
[3,4]	Commonwealth Bank of Australia	1.014%	2/3/17	349,000	349,000
[3,4]	Commonwealth Bank of Australia	1.112%	3/7/17	200,000	200,000
[3,4]	Commonwealth Bank of Australia	1.112%	3/10/17	350,000	350,000
[3,4]	Commonwealth Bank of Australia	1.074%	5/19/17	103,750	103,750
[3,4]	Commonwealth Bank of Australia	1.074%	5/26/17	296,250	296,250
	Credit Agricole Corporate & Investment Bank
	(New York Branch)	0.310%	9/1/16	69,500	69,500
4	Danske Corp.	0.591%	9/6/16	225,000	224,982
4	Danske Corp.	0.591%	9/7/16	170,000	169,983
4	Danske Corp.	0.933%	12/8/16	291,250	290,513
4	Danske Corp.	0.933%	12/9/16	145,750	145,377
4	Danske Corp.	0.953%	12/23/16	100,000	99,702
4	DNB Bank ASA	0.883%	12/28/16	500,000	498,558
	ING US Funding LLC	0.701%	9/1/16	28,000	28,000
	ING US Funding LLC	0.712%	9/6/16	255,500	255,475
	ING US Funding LLC	0.702%	9/7/16	400,000	399,953
	ING US Funding LLC	0.702%	9/8/16	200,000	199,973
	ING US Funding LLC	0.712%	9/15/16	100,000	99,972
	ING US Funding LLC	0.712%	9/16/16	500,000	499,852
	ING US Funding LLC	0.943%	12/6/16	500,000	498,747
	ING US Funding LLC	0.942%	12/8/16	290,750	290,006
	ING US Funding LLC	0.948%	12/16/16	68,150	67,960
	ING US Funding LLC	0.943%–0.948%	12/19/16	422,850	421,645
	ING US Funding LLC	0.943%	12/20/16	100,000	99,713
	Lloyds Bank plc	0.621%	9/14/16	500,000	499,888
	Lloyds Bank plc	0.682%	9/20/16	350,000	349,874
	Lloyds Bank plc	0.682%	10/5/16	300,000	299,807
4	National Australia Bank Ltd.	0.854%	9/12/16	376,000	375,902
4	National Australia Bank Ltd.	0.823%	10/3/16	600,000	599,563
4	National Australia Bank Ltd.	0.844%	10/24/16	239,000	238,704
[3,4]	National Australia Bank Ltd.	0.924%	3/3/17	500,000	500,000
	Natixis (New York Branch)	0.300%	9/1/16	1,194,000	1,194,000
4	Nordea Bank AB	0.849%	9/14/16	201,250	201,189
4	Nordea Bank AB	0.849%	9/15/16	700,000	699,770
4	Nordea Bank AB	0.828%	9/20/16	223,000	222,903
4	Nordea Bank AB	0.828%	9/21/16	277,000	276,873
4	Nordea Bank AB	0.828%	9/26/16	700,000	699,599
4	Nordea Bank AB	0.828%	9/27/16	300,000	299,821
4	Nordea Bank AB	0.910%	11/14/16	300,000	299,442
4	Skandinaviska Enskilda Banken AB	0.601%	9/2/16	28,125	28,125

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	Skandinaviska Enskilda Banken AB	0.883%	12/28/16	401,000	399,843
4	Societe Generale SA	0.300%	9/1/16	245,000	245,000
4	Societe Generale SA	0.400%	9/6/16	2,124,000	2,123,882
4	Sumitomo Mitsui Banking Corp.	0.681%	9/26/16	320,000	319,849
4	Svenska Handelsbanken AB	0.833%	11/1/16	1,100,000	1,098,453
	Swedbank AB	0.586%	9/14/16	200,000	199,958
	Swedbank AB	0.586%	9/15/16	200,000	199,954
	Swedbank AB	0.586%	9/16/16	155,000	154,962
[3,4]	Westpac Banking Corp.	0.858%	10/14/16	250,000	249,999
[3,4]	Westpac Banking Corp.	0.858%	10/14/16	400,000	399,998
[3,4]	Westpac Banking Corp.	0.958%	2/14/17	350,000	350,000
[3,4]	Westpac Banking Corp.	0.958%	2/15/17	350,000	350,000
[3,4]	Westpac Banking Corp.	1.060%	5/26/17	413,000	413,000
					23,688,320
Foreign Governments (1.5%)
4	CDP Financial Inc.	0.601%	9/8/16	12,750	12,748
4	CDP Financial Inc.	0.601%	9/12/16	30,750	30,744
4	CDP Financial Inc.	0.611%	9/14/16	74,250	74,234
4	CDP Financial Inc.	0.611%	9/15/16	42,000	41,990
4	CDP Financial Inc.	0.834%	9/16/16	57,500	57,480
4	CDP Financial Inc.	0.651%	9/30/16	45,000	44,976
4	CDP Financial Inc.	0.651%	10/4/16	66,000	65,961
	Export Development Canada	0.641%	10/17/16	123,000	122,899
	Export Development Canada	0.646%	10/19/16	100,000	99,914
4	Ontario Teachers’ Finance Trust	0.581%	9/12/16	99,000	98,982
4	Ontario Teachers’ Finance Trust	0.884%	10/26/16	71,000	70,905
4	Ontario Teachers’ Finance Trust	0.945%	11/15/16	72,000	71,859
4	Ontario Teachers’ Finance Trust	0.864%	11/21/16	60,000	59,884
4	Ontario Teachers’ Finance Trust	0.995%	12/5/16	95,000	94,752
4	Ontario Teachers’ Finance Trust	0.925%	1/3/17	50,000	49,842
[3,4]	Ontario Teachers’ Finance Trust	0.986%	2/1/17	100,000	100,000
[3,4]	Ontario Teachers’ Finance Trust	0.988%	2/6/17	50,000	50,000
[3,4]	Ontario Teachers’ Finance Trust	1.140%	3/2/17	99,000	99,000
5	PSP Capital Inc.	0.601%	9/2/16	22,000	22,000
5	PSP Capital Inc.	0.561%–0.601%	9/6/16	49,750	49,746
5	PSP Capital Inc.	0.601%	9/7/16	97,500	97,490
5	PSP Capital Inc.	0.571%	9/8/16	24,750	24,747
5	PSP Capital Inc.	0.561%	9/12/16	35,000	34,994
5	PSP Capital Inc.	0.561%	9/13/16	25,000	24,995
5	PSP Capital Inc.	0.651%	10/3/16	66,364	66,326
5	PSP Capital Inc.	0.651%	10/4/16	98,000	97,942
5	PSP Capital Inc.	0.651%	10/5/16	100,000	99,939
5	PSP Capital Inc.	0.651%	10/7/16	27,000	26,982
					1,791,331
Foreign Industrial (2.8%)
4	Nestle Capital Corp.	0.561%	9/1/16	44,500	44,500
4	Nestle Capital Corp.	0.561%	9/6/16	59,500	59,495
	Nestle Finance International Ltd.	0.561%	9/6/16	99,000	98,992
4	Reckitt Benckiser Treasury Services plc	0.651%	10/3/16	49,500	49,472
4	Sanofi	0.541%	9/7/16	40,630	40,626
4	Sanofi	0.551%	9/13/16	198,000	197,964
4	Sanofi	0.561%	9/20/16	256,750	256,674
4	Sanofi	0.561%–0.566%	9/27/16	308,150	308,025
4	Sanofi	0.591%	9/30/16	301,500	301,357
4	Siemens Capital Co. LLC	0.601%	9/26/16	198,250	198,167
4	Total Capital Canada Ltd.	0.561%	9/15/16	643,000	642,860

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
4 Total Capital Canada Ltd.	0.591%	9/19/16	49,500	49,485
4 Total Capital Canada Ltd.	0.601%	10/5/16	36,750	36,729
4 Total Capital Canada Ltd.	0.611%	10/7/16	586,750	586,392
4 Total Capital Canada Ltd.	0.621%	10/11/16	107,500	107,426
Toyota Credit Canada Inc.	0.651%	10/3/16	49,500	49,471
4 Unilever Capital Corp.	0.621%	9/6/16	39,750	39,747
4 Unilever Capital Corp.	0.551%–0.631%	9/12/16	104,500	104,482
4 Unilever Capital Corp.	0.551%–0.561%	9/13/16	40,000	39,993
4 Unilever Capital Corp.	0.561%	9/19/16	90,000	89,975
				3,301,832
Industrial (1.0%)
Exxon Mobil Corp.	0.330%	9/1/16	171,000	171,000
General Electric Co.	0.330%	9/1/16	555,000	555,000
4 Henkel of America Inc.	0.641%	9/20/16	75,000	74,974
4 Henkel of America Inc.	0.651%	10/5/16	52,600	52,568
4 Henkel of America Inc.	0.661%	10/11/16	43,500	43,468
4 The Coca-Cola Co.	0.611%	9/6/16	50,000	49,996
4 The Coca-Cola Co.	0.611%	9/7/16	149,750	149,735
				1,096,741
Total Commercial Paper (Cost $31,623,982)				31,623,982
Certificates of Deposit (43.5%)
Domestic Banks (10.7%)
Citibank NA	0.670%	9/1/16	495,500	495,500
Citibank NA	0.670%	9/2/16	495,500	495,500
Citibank NA	0.600%	9/13/16	198,000	198,000
Citibank NA	0.600%	9/19/16	348,000	348,000
Citibank NA	0.630%	9/27/16	400,000	400,000
Citibank NA	0.630%	9/28/16	235,000	235,000
Citibank NA	0.630%	9/29/16	100,000	100,000
Citibank NA	0.650%	10/7/16	300,000	300,000
3 HSBC Bank USA NA	0.866%	9/2/16	500,000	500,000
3 HSBC Bank USA NA	0.904%	10/3/16	497,000	497,000
3 HSBC Bank USA NA	0.904%	10/4/16	300,000	300,000
HSBC Bank USA NA	0.950%	10/19/16	185,750	185,750
3 HSBC Bank USA NA	0.894%	11/3/16	400,000	400,000
3 HSBC Bank USA NA	0.894%	11/4/16	149,000	149,000
3 HSBC Bank USA NA	0.898%	11/7/16	223,750	223,750
3 HSBC Bank USA NA	1.094%	2/1/17	739,000	739,000
3 HSBC Bank USA NA	1.039%	3/1/17	300,000	300,000
3 HSBC Bank USA NA	1.053%	3/3/17	300,000	300,000
3 JPMorgan Chase Bank NA	1.062%	4/21/17	55,000	55,000
3 JPMorgan Chase Bank NA	1.046%	5/2/17	72,000	72,000
3 State Street Bank & Trust Co.	0.848%	10/6/16	550,000	550,000
3 State Street Bank & Trust Co.	0.857%	10/18/16	550,000	550,000
3 State Street Bank & Trust Co.	0.871%	11/23/16	148,500	148,500
3 State Street Bank & Trust Co.	0.938%	1/13/17	500,000	500,000
3 State Street Bank & Trust Co.	1.021%	1/23/17	1,000,000	1,000,000
3 State Street Bank & Trust Co.	1.074%	1/25/17	460,000	460,000
Wells Fargo Bank NA	0.890%	10/17/16	115,000	115,000
3 Wells Fargo Bank NA	0.861%	10/21/16	450,000	450,000
3 Wells Fargo Bank NA	0.861%	10/24/16	450,000	450,000
3 Wells Fargo Bank NA	0.894%	10/28/16	150,000	150,000
3 Wells Fargo Bank NA	0.836%	11/2/16	495,000	495,000
Wells Fargo Bank NA	0.910%	11/10/16	310,000	310,000
3 Wells Fargo Bank NA	0.862%	11/16/16	495,000	495,000

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
3 Wells Fargo Bank NA	0.972%	1/11/17	240,000	240,000
3 Wells Fargo Bank NA	0.958%	2/13/17	300,000	300,000
				12,507,000
Eurodollar Certificates of Deposit (1.5%)
National Australia Bank Ltd.	0.610%	9/19/16	900,000	900,000
National Australia Bank Ltd.	0.680%	10/7/16	500,000	500,000
National Australia Bank Ltd.	0.680%	10/12/16	345,000	345,000
				1,745,000
Yankee Certificates of Deposit (31.3%)
3 Bank of Montreal (Chicago Branch)	0.848%	9/7/16	750,000	750,000
3 Bank of Montreal (Chicago Branch)	0.868%	9/12/16	350,000	350,000
Bank of Montreal (Chicago Branch)	0.590%	9/19/16	870,000	870,000
Bank of Montreal (Chicago Branch)	0.590%	9/21/16	250,000	250,000
Bank of Montreal (Chicago Branch)	0.630%	9/26/16	475,000	475,000
Bank of Montreal (Chicago Branch)	0.850%	11/4/16	600,000	600,000
3 Bank of Nova Scotia (Houston Branch)	0.862%	10/21/16	450,000	450,000
3 Bank of Nova Scotia (Houston Branch)	0.870%	10/26/16	450,000	450,000
3 Bank of Nova Scotia (Houston Branch)	1.103%	2/10/17	500,000	500,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.720%	9/6/16	565,000	565,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.720%	9/16/16	70,000	70,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.700%	9/26/16	50,000	50,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.680%	10/12/16	900,000	900,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.930%	12/12/16	650,000	650,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.950%	12/16/16	185,000	185,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.990%	12/29/16	300,000	300,000
BNP Paribas SA (New York Branch)	0.410%	9/6/16	250,000	250,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.650%	10/3/16	450,000	450,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.650%	10/11/16	550,000	550,000
3 Canadian Imperial Bank of Commerce
(New York Branch)	0.862%	11/10/16	885,000	885,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.840%	11/16/16	250,000	250,000
3 Canadian Imperial Bank of Commerce
(New York Branch)	0.846%	12/2/16	500,000	500,000
3 Commonwealth Bank of Australia
(New York Branch)	1.006%	2/1/17	99,000	99,000
Credit Agricole Corporate & Investment Bank
(New York Branch)	0.420%	9/6/16	2,300,000	2,300,000
Credit Industriel et Commercial
(New York Branch)	0.410%	9/6/16	2,200,000	2,200,000
Credit Suisse AG (New York Branch)	0.680%	9/6/16	600,000	600,000
Credit Suisse AG (New York Branch)	0.630%	9/20/16	250,000	250,000
Credit Suisse AG (New York Branch)	0.660%	10/3/16	500,000	500,000
Credit Suisse AG (New York Branch)	0.900%	11/7/16	750,000	750,000
DNB Bank ASA (New York Branch)	0.650%	10/11/16	1,000,000	1,000,000
Lloyds Bank plc (New York Branch)	0.740%	9/26/16	500,000	500,000
Natixis (New York Branch)	0.430%	9/6/16	1,175,000	1,175,000

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Nordea Bank Finland plc (New York Branch)	0.630%	9/28/16	594,500	594,498
Nordea Bank Finland plc (New York Branch)	0.615%	9/29/16	450,000	450,000
3 Royal Bank of Canada (New York Branch)	0.854%	10/3/16	238,000	238,000
Royal Bank of Canada (New York Branch)	0.960%	12/16/16	198,250	198,250
Royal Bank of Canada (New York Branch)	0.980%	12/21/16	297,000	297,000
3 Royal Bank of Canada (New York Branch)	1.071%	1/23/17	1,300,000	1,300,000
3 Royal Bank of Canada (New York Branch)	1.107%	2/17/17	173,000	173,000
Skandinaviska Enskilda Banken
(New York Branch)	0.590%	9/12/16	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	0.900%	12/1/16	300,000	300,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	0.680%	9/22/16	993,000	993,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	0.700%	10/3/16	60,000	60,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	0.730%	10/11/16	470,000	470,000
Svenska HandelsBanken (New York Branch)	0.850%	9/9/16	700,000	700,000
Svenska HandelsBanken (New York Branch)	0.860%	9/14/16	300,000	300,000
Svenska HandelsBanken (New York Branch)	0.655%	10/11/16	250,000	250,001
3 Svenska HandelsBanken (New York Branch)	0.868%	11/7/16	490,000	490,000
3 Svenska HandelsBanken (New York Branch)	0.878%	1/6/17	350,000	350,000
3 Svenska HandelsBanken (New York Branch)	0.884%	1/9/17	585,000	585,000
Swedbank AB (New York Branch)	0.600%	10/3/16	300,000	300,000
Swedbank AB (New York Branch)	0.890%	12/27/16	1,000,000	1,000,000
3 Swedbank AB (New York Branch)	1.094%	3/1/17	397,000	397,000
3 Toronto Dominion Bank (New York Branch)	0.871%	9/23/16	488,000	488,000
3 Toronto Dominion Bank (New York Branch)	0.870%	9/26/16	210,000	210,000
Toronto Dominion Bank (New York Branch)	0.830%	11/2/16	381,000	381,000
Toronto Dominion Bank (New York Branch)	0.830%	11/4/16	995,000	995,000
Toronto Dominion Bank (New York Branch)	1.000%	11/8/16	118,700	118,728
3 Toronto Dominion Bank (New York Branch)	0.907%	12/19/16	605,000	605,000
3 Toronto Dominion Bank (New York Branch)	0.921%	12/23/16	350,000	350,000
UBS AG (Stamford Branch)	0.590%	9/21/16	350,000	350,000
UBS AG (Stamford Branch)	0.610%	9/26/16	900,000	900,000
3 Westpac Banking Corp. (New York Branch)	0.841%	9/1/16	227,000	227,000
3 Westpac Banking Corp. (New York Branch)	0.871%	9/23/16	159,000	159,000
Westpac Banking Corp. (New York Branch)	0.860%	9/28/16	200,000	200,000
Westpac Banking Corp. (New York Branch)	0.940%	10/18/16	470,000	470,000
3 Westpac Banking Corp. (New York Branch)	1.022%	1/11/17	230,000	230,000
3 Westpac Banking Corp. (New York Branch)	0.948%	3/7/17	500,000	500,000
3 Westpac Banking Corp. (New York Branch)	1.038%	6/6/17	200,000	200,000
				36,503,477
Total Certificates of Deposit (Cost $50,755,477)				50,755,477
Other Notes (1.6%)
Bank of America NA	0.660%	9/6/16	200,000	200,000
Bank of America NA	0.660%	9/8/16	214,500	214,500
Bank of America NA	0.640%	9/14/16	285,000	285,000
Bank of America NA	0.680%	10/4/16	248,000	248,000
Bank of America NA	0.640%	10/7/16	497,000	497,000
Bank of America NA	0.750%	11/1/16	184,000	184,000
Bank of America NA	0.890%	12/9/16	185,250	185,250
Total Other Notes (Cost $1,813,750)				1,813,750

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Repurchase Agreements (0.1%)
Federal Reserve Bank of New York
(Dated 8/31/16, Repurchase Value $70,000,000,
collateralized by U.S. Treasury Note/Bond
3.125%, 5/15/21, with a value of $70,001,000)	0.250%	9/1/16	70,000	70,000
Total Repurchase Agreements (Cost $70,000)				70,000
Tax-Exempt Municipal Bonds (0.6%)
6 Arizona Health Facilities Authority Revenue
(Catholic Healthcare West) VRDO	0.650%	9/7/16	29,625	29,625
6 Big Bear Lake CA Industrial Revenue
(Southwest Gas Corp. Project) VRDO	0.620%	9/7/16	33,500	33,500
Board of Regents of the University of Texas
System Revenue Financing System Revenue
VRDO	0.550%	9/7/16	99,495	99,495
Board of Regents of the University of Texas
System Revenue Financing System Revenue
VRDO	0.550%	9/7/16	70,750	70,750
6 Clark County NV Airport Improvement Revenue	0.610%	9/7/16	24,975	24,975
6 Connecticut Health & Educational Facilities
Authority Revenue (Yale University) VRDO	0.640%	9/7/16	26,280	26,280
Illinois Finance Authority Revenue
(Northwestern University) VRDO	0.600%	9/7/16	25,200	25,200
6 Indiana Finance Authority Health System
Revenue (Sisters of St. Francis Health
Services Inc. Obligated Group) VRDO	0.570%	9/7/16	31,905	31,905
6 Indiana Finance Authority Health System
Revenue (Sisters of St. Francis Health
Services Inc. Obligated Group) VRDO	0.650%	9/7/16	17,100	17,100
Loudoun County VA Industrial Development
Authority Revenue (Howard Hughes
Medical Institute) VRDO	0.570%	9/7/16	19,465	19,465
Maryland Economic Development Corp. Revenue
(Howard Hughes Medical Institute) VRDO	0.620%	9/7/16	35,790	35,790
6 New York City NY Health & Hospital Corp.
Revenue (Health System) VRDO	0.640%	9/7/16	32,140	32,140
6 New York State Dormitory Authority Revenue
(Mental Health Services Facilities Improvement)
VRDO	0.600%	9/7/16	20,185	20,185
6 New York State Housing Finance Agency
Housing Revenue (10 Liberty Street) VRDO	0.640%	9/7/16	39,100	39,100
6 New York State Housing Finance Agency
Housing Revenue (625 W 57th St) VRDO	0.570%	9/7/16	18,405	18,405
6 New York State Housing Finance Agency
Housing Revenue (8 East 102nd Street) VRDO	0.600%	9/7/16	43,345	43,345
6 New York State Housing Finance Agency
Revenue (Riverside Center) VRDO	0.650%	9/7/16	29,500	29,500
6 North Broward FL Hospital District Revenue
NPFG VRDO	0.570%	9/7/16	41,900	41,900
6 Onondaga County NY Trust For Cultural Resources
Revenue (Syracuse University Project) VRDO	0.570%	9/7/16	20,325	20,325
6 Sacramento CA Municipal Utility District
Revenue VRDO	0.560%	9/7/16	29,490	29,490
University of Texas Permanent University
Fund Revenue VRDO	0.560%	9/7/16	17,750	17,750
Total Tax-Exempt Municipal Bonds (Cost $706,225)				706,225

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Corporate Bonds (1.0%)
Industrial (1.0%)
3	Toyota Motor Credit Corp.	1.045%	4/24/17	605,000	605,000
3	Toyota Motor Credit Corp.	0.857%	10/7/16	544,000	544,000
Total Corporate Bonds (Cost $1,149,000)					1,149,000
Taxable Municipal Bonds (0.8%)
[5,6]	BlackRock Municipal Bond Trust TOB VRDO	0.590%	9/1/16	25,930	25,930
[5,6]	BlackRock Municipal Income Investment
	Quality Trust TOB VRDO	0.590%	9/1/16	30,715	30,715
[5,6]	BlackRock Municipal Income Trust II TOB VRDO	0.590%	9/1/16	81,250	81,250
[5,6]	BlackRock Municipal Income Trust TOB VRDO	0.590%	9/1/16	207,000	207,000
[5,6]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.590%	9/1/16	40,385	40,385
[5,6]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.590%	9/1/16	19,165	19,165
[5,6]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.590%	9/1/16	38,905	38,905
[5,6]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.590%	9/1/16	100,000	100,000
[5,6]	BlackRock MuniVest Fund II, Inc. TOB VRDO	0.590%	9/1/16	89,750	89,750
[5,6]	BlackRock MuniVest Fund, Inc. TOB VRDO	0.590%	9/1/16	130,340	130,340
[5,6]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.590%	9/1/16	41,065	41,065
[5,6]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.590%	9/1/16	89,100	89,100
[5,6]	BlackRock Strategic Municipal Trust TOB VRDO	0.590%	9/1/16	16,555	16,555
5	Los Angeles CA Department of Water & Power
	Revenue TOB VRDO	0.780%	9/7/16	13,000	13,000
5	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.780%	9/7/16	13,100	13,100
6	New York State Housing Finance Agency
	Housing Revenue VRDO	0.510%	9/7/16	33,000	33,000
5	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.780%	9/7/16	6,400	6,400
Total Taxable Municipal Bonds (Cost $975,660)					975,660
Total Investments (101.2%) (Cost $118,009,311)					118,009,311

					Amount
					($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard					9,748
Receivables for Accrued Income					58,030
Receivables for Capital Shares Issued					26,612
Other Assets					90,608
Total Other Assets					184,998
Liabilities
Payables for Investment Securities Purchased					(62,990)
Payables for Capital Shares Redeemed					(1,480,384)
Payables for Distributions					(814)
Payables to Vanguard					(9,916)
Other Liabilities					(715)
Total Liabilities					(1,554,819)
Net Assets (100%)					116,639,490

Prime Money Market Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	116,633,520
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	5,970
Net Assets	116,639,490

Investor Shares—Net Assets
Applicable to 100,196,576,573 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	100,210,137
Net Asset Value Per Share—Investor Shares	$1.00

Admiral Shares—Net Assets
Applicable to 16,426,384,473 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,429,353
Net Asset Value Per Share—Admiral Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2016, the aggregate value of these securities was
$23,071,201,000, representing 19.8% of net assets.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was $1,487,821,000, representing 1.3% of net assets.
6 Scheduled principal and interest payments are guaranteed by bank letter of credit.
NPFG—Scheduled principal and interest payments are guaranteed by NPFG (National Public Finance Guarantee Corporation).
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest	644,749
Total Income	644,749
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,577
Management and Administrative—Investor Shares	138,523
Management and Administrative—Admiral Shares	25,172
Marketing and Distribution—Investor Shares	29,437
Marketing and Distribution—Admiral Shares	928
Custodian Fees	1,463
Auditing Fees	35
Shareholders’ Reports—Investor Shares	525
Shareholders’ Reports—Admiral Shares	147
Trustees’ Fees and Expenses	88
Total Expenses	199,895
Expense Reduction—Note B	(3)
Net Expenses	199,892
Net Investment Income	444,857
Realized Net Gain (Loss) on Investment Securities Sold	2,974
Net Increase (Decrease) in Net Assets Resulting from Operations	447,831

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	444,857	36,345
Realized Net Gain (Loss)	2,974	1,570
Net Increase (Decrease) in Net Assets Resulting from Operations	447,831	37,915
Distributions
Net Investment Income
Investor Shares	(344,430)	(16,453)
Admiral Shares[1]	(100,426)	(19,893)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares[1]	—	—
Total Distributions	(444,856)	(36,346)
Capital Share Transactions (at $1.00 per share)
Investor Shares	(5,612,729)	3,908,734
Admiral Shares[1]	(12,558,967)	288,391
Net Increase (Decrease) from Capital Share Transactions	(18,171,696)	4,197,125
Total Increase (Decrease)	(18,168,721)	4,198,694
Net Assets
Beginning of Period	134,808,211	130,609,517
End of Period[2]	116,639,490	134,808,211
1 Institutional Shares were renamed Admiral Shares in December 2015. Prior period’s Distributions and Capital Share Transactions are for the Institutional Class.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($1,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0032	.0002	.0001	.0002	.0004
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0032	.0002	.0001	.0002	.0004
Distributions
Dividends from Net Investment Income	(.0032)	(.0002)	(.0001)	(.0002)	(.0004)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—
Total Distributions	(.0032)	(.0002)	(.0001)	(.0002)	(.0004)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.32%	0.02%	0.02%	0.02%	0.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$100,210	$105,820	$101,910	$102,160	$90,212
Ratio of Expenses to
Average Net Assets	0.16%[3]	0.15%[3]	0.14%[3]	0.16%[3]	0.16%
Ratio of Net Investment Income to
Average Net Assets	0.32%	0.02%	0.01%	0.02%	0.04%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, and
0.17% for 2013. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.004	.001	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.004	.001	.001	.001	.001
Distributions
Dividends from Net Investment Income	(. 004)	(. 001)	(. 001)	(. 001)	(. 001)
Distributions from Realized Capital Gains	—	—	(.000)[1]	—	—
Total Distributions	(. 004)	(. 001)	(. 001)	(. 001)	(. 001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.38%	0.07%	0.06%	0.07%	0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,429	$28,988	$28,699	$27,015	$24,543
Ratio of Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.38%	0.07%	0.05%	0.07%	0.11%

Institutional Shares were renamed Admiral Shares in December 2015. Prior periods’ Financial Highlights are for the Institutional Class.
1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. Effective December 2015, Institutional Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counter-parties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of

Prime Money Market Fund

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $9,748,000, representing 0.01% of the fund’s net assets and 3.90% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2016, Vanguard’s expenses were reduced by $3,000 (an effective annual rate of 0.0% of the average net assets of the Investor share class); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Prime Money Market Fund

At August 31, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	101,526,451	101,527,243	136,070,155	136,070,154
Issued in Lieu of Cash Distributions	335,584	335,584	16,094	16,094
Redeemed	(107,474,764)	(107,474,762)	(132,177,515)	(132,177,515)
Net Increase (Decrease)—Investor Shares	(5,612,729)	(5,611,935)	3,908,734	3,908,733
Admiral Shares[1]
Issued	17,763,247	17,762,458	19,863,406	19,863,406
Issued in Lieu of Cash Distributions	96,589	96,589	19,409	19,409
Redeemed	(30,418,803)	(30,418,803)	(19,594,424)	(19,594,424)
Net Increase (Decrease) —Admiral Shares	(12,558,967)	(12,559,756)	288,391	288,391
1 Institutional Shares were renamed Admiral Shares in December 2015. Prior period’s capital share transactions are for the Institutional Class.

E. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Federal Money Market Fund

Fund Profile
As of August 31, 2016

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	0.29%
Average Weighted
Maturity	51 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	31.2%
U.S. Government Obligations	36.5
Repurchase Agreements	32.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratio was 0.11%.

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Federal Money Market Fund	0.23%	0.06%	0.99%	$11,033
Government Money Market Funds
•••••••• Average	0.00	0.00	0.76	10,788
Citigroup Three-Month U.S. Treasury
Bill Index	0.18	0.06	0.87	10,931
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016

		Gov't Money
		Market Funds Average
Fiscal Year	Total Returns	Total Returns
2007	5.17%	4.58%
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
2016	0.23	0.00
7-day SEC yield (8/31/2016): 0.29%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.18%	0.05%	1.07%

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (76.3%)
2	Fannie Mae Discount Notes	0.461%	9/16/16	10,000	9,998
2	Fannie Mae Discount Notes	0.370%	10/5/16	576	576
2	Fannie Mae Discount Notes	0.421%	10/6/16	300,000	299,877
2	Fannie Mae Discount Notes	0.411%–0.491%	10/17/16	23,700	23,686
2	Fannie Mae Discount Notes	0.371%	10/18/16	135,000	134,935
2	Fannie Mae Discount Notes	0.340%–0.400%	10/26/16	129,545	129,476
2	Fannie Mae Discount Notes	0.471%	11/1/16	550,000	549,562
2	Fannie Mae Discount Notes	0.391%	12/16/16	471	470
2	Fannie Mae Discount Notes	0.552%	1/3/17	2,317	2,313
2	Fannie Mae Discount Notes	0.501%	2/15/17	51	51
3	Federal Home Loan Bank Discount Notes	0.410%–0.425%	9/2/16	1,465	1,465
3	Federal Home Loan Bank Discount Notes	0.491%	9/6/16	145,000	144,990
3	Federal Home Loan Bank Discount Notes	0.344%–0.420%	9/7/16	94,916	94,911
3	Federal Home Loan Bank Discount Notes	0.344%	9/9/16	130,500	130,490
3	Federal Home Loan Bank Discount Notes	0.350%	9/14/16	508	508
3	Federal Home Loan Bank Discount Notes	0.310%–0.496%	9/16/16	11,190	11,188
3	Federal Home Loan Bank Discount Notes	0.330%–0.410%	9/21/16	411,900	411,820
3	Federal Home Loan Bank Discount Notes	0.486%	9/23/16	60,000	59,982
3	Federal Home Loan Bank Discount Notes	0.431%–0.501%	9/26/16	90,000	89,971
3	Federal Home Loan Bank Discount Notes	0.293%–0.486%	9/28/16	371,750	371,664
3	Federal Home Loan Bank Discount Notes	0.401%	10/4/16	506	506
3	Federal Home Loan Bank Discount Notes	0.305%–0.380%	10/5/16	66,185	66,166
3	Federal Home Loan Bank Discount Notes	0.290%–0.521%	10/7/16	526,383	526,193
3	Federal Home Loan Bank Discount Notes	0.421%	10/12/16	359	359
3	Federal Home Loan Bank Discount Notes	0.451%–0.511%	10/14/16	79,500	79,455
3	Federal Home Loan Bank Discount Notes	0.310%–0.330%	10/17/16	1,348	1,347
3	Federal Home Loan Bank Discount Notes	0.310%–0.380%	10/19/16	34,697	34,683
3	Federal Home Loan Bank Discount Notes	0.310%–0.380%	10/21/16	618,553	618,250
3	Federal Home Loan Bank Discount Notes	0.310%–0.466%	10/26/16	600,583	600,221
3	Federal Home Loan Bank Discount Notes	0.350%–0.465%	10/28/16	339,005	338,782
3	Federal Home Loan Bank Discount Notes	0.451%	11/1/16	21,000	20,984
3	Federal Home Loan Bank Discount Notes	0.349%–0.551%	11/2/16	1,020,996	1,020,321
3	Federal Home Loan Bank Discount Notes	0.365%–0.451%	11/4/16	223,788	223,638
3	Federal Home Loan Bank Discount Notes	0.339%–0.360%	11/14/16	710,416	709,921
3	Federal Home Loan Bank Discount Notes	0.344%–0.456%	11/16/16	875,000	874,335
3	Federal Home Loan Bank Discount Notes	0.550%–0.582%	11/18/16	136,476	136,311

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.340%	11/22/16	941	940
3	Federal Home Loan Bank Discount Notes	0.592%	11/23/16	100,774	100,637
3	Federal Home Loan Bank Discount Notes	0.340%–0.587%	11/25/16	60,907	60,823
3	Federal Home Loan Bank Discount Notes	0.600%	11/30/16	150,000	149,776
3	Federal Home Loan Bank Discount Notes	0.431%	12/9/16	989	988
3	Federal Home Loan Bank Discount Notes	0.501%	12/16/16	639	638
3	Federal Home Loan Bank Discount Notes	0.430%	1/4/17	250,000	249,628
3	Federal Home Loan Bank Discount Notes	0.466%	2/8/17	50,000	49,897
[3,4]	Federal Home Loan Banks	0.531%	9/2/16	245,000	245,000
[3,4]	Federal Home Loan Banks	0.478%	1/6/17	250,000	249,991
[3,4]	Federal Home Loan Banks	0.610%	1/26/17	100,000	100,000
[3,4]	Federal Home Loan Banks	0.489%	2/3/17	115,500	115,500
[3,4]	Federal Home Loan Banks	0.478%	2/7/17	100,000	99,996
[3,4]	Federal Home Loan Banks	0.498%	2/13/17	110,000	109,990
[3,4]	Federal Home Loan Banks	0.488%	2/13/17	250,000	249,988
[3,4]	Federal Home Loan Banks	0.669%	2/17/17	40,000	39,991
[3,4]	Federal Home Loan Banks	0.629%	2/17/17	325,000	324,939
[3,4]	Federal Home Loan Banks	0.504%	3/1/17	25,000	25,000
[3,4]	Federal Home Loan Banks	0.516%	3/2/17	125,000	125,000
[3,4]	Federal Home Loan Banks	0.611%	3/3/17	75,000	75,000
[3,4]	Federal Home Loan Banks	0.524%	3/9/17	235,000	235,007
[3,4]	Federal Home Loan Banks	0.532%	3/10/17	175,000	175,000
[3,4]	Federal Home Loan Banks	0.518%	3/14/17	88,500	88,491
[3,4]	Federal Home Loan Banks	0.528%	3/14/17	100,000	99,995
[3,4]	Federal Home Loan Banks	0.528%	3/15/17	100,000	100,000
[3,4]	Federal Home Loan Banks	0.515%	3/16/17	50,000	50,000
[3,4]	Federal Home Loan Banks	0.569%	3/21/17	100,000	100,000
[3,4]	Federal Home Loan Banks	0.574%	4/19/17	100,000	100,000
[3,4]	Federal Home Loan Banks	0.623%	10/19/17	250,000	250,000
[2,4]	Federal Home Loan Mortgage Corp.	0.461%	9/2/16	200,000	200,000
[2,4]	Federal Home Loan Mortgage Corp.	0.497%	9/16/16	100,000	99,998
[2,4]	Federal Home Loan Mortgage Corp.	0.513%	1/13/17	105,505	105,513
[2,4]	Federal Home Loan Mortgage Corp.	0.517%	4/20/17	34,130	34,122
[2,4]	Federal Home Loan Mortgage Corp.	0.564%	4/27/17	85,000	85,002
[2,4]	Federal Home Loan Mortgage Corp.	0.642%	7/21/17	100,000	99,991
[2,4]	Federal Home Loan Mortgage Corp.	0.548%	11/13/17	600,000	600,000
[2,4]	Federal Home Loan Mortgage Corp.	0.562%	1/5/18	285,000	285,000
[2,4]	Federal Home Loan Mortgage Corp.	0.631%	1/8/18	125,000	125,000
[2,4]	Federal Home Loan Mortgage Corp.	0.637%	1/12/18	25,000	25,000
[2,4]	Federal Home Loan Mortgage Corp.	0.577%	1/16/18	275,000	275,000
[2,4]	Federal Home Loan Mortgage Corp.	0.574%	1/29/18	500,000	500,000
[2,4]	Federal Home Loan Mortgage Corp.	0.505%	2/26/18	500,000	500,000
[2,4]	Federal National Mortgage Assn.	0.587%	10/21/16	100,000	100,009
[2,4]	Federal National Mortgage Assn.	0.535%	1/26/17	100,000	100,014
[2,4]	Federal National Mortgage Assn.	0.517%	8/16/17	300,000	299,942
[2,4]	Federal National Mortgage Assn.	0.508%	9/8/17	360,000	359,917
[2,4]	Federal National Mortgage Assn.	0.507%	10/5/17	260,000	259,908
[2,4]	Federal National Mortgage Assn.	0.594%	3/21/18	400,000	400,447
2	Freddie Mac Discount Notes	0.390%–0.420%	9/1/16	29,000	29,000
2	Freddie Mac Discount Notes	0.400%–0.496%	9/2/16	124,398	124,396
2	Freddie Mac Discount Notes	0.381%	9/6/16	150,000	149,992
2	Freddie Mac Discount Notes	0.421%	9/8/16	50,000	49,996
2	Freddie Mac Discount Notes	0.350%–0.516%	9/9/16	90,854	90,847
2	Freddie Mac Discount Notes	0.481%	9/15/16	21,500	21,496
2	Freddie Mac Discount Notes	0.390%	9/19/16	4,000	3,999
2	Freddie Mac Discount Notes	0.334%–0.355%	9/21/16	321,900	321,840

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
2 Freddie Mac Discount Notes	0.350%–0.451%	10/3/16	153,460	153,401
2 Freddie Mac Discount Notes	0.320%–0.401%	10/5/16	400,000	399,856
2 Freddie Mac Discount Notes	0.300%–0.350%	10/6/16	14,616	14,611
2 Freddie Mac Discount Notes	0.401%–0.451%	10/17/16	53,500	53,472
2 Freddie Mac Discount Notes	0.431%	10/19/16	988	987
2 Freddie Mac Discount Notes	0.441%	11/2/16	300,000	299,773
2 Freddie Mac Discount Notes	0.421%	11/3/16	5,500	5,496
2 Freddie Mac Discount Notes	0.391%	11/7/16	300,000	299,782
2 Freddie Mac Discount Notes	0.391%	11/8/16	150,000	149,889
2 Freddie Mac Discount Notes	0.371%	11/10/16	258	258
2 Freddie Mac Discount Notes	0.431%	11/17/16	169	169
2 Freddie Mac Discount Notes	0.562%	11/23/16	74,948	74,851
2 Freddie Mac Discount Notes	0.531%	12/1/16	25,000	24,967
2 Freddie Mac Discount Notes	0.476%–0.481%	12/2/16	110,301	110,166
2 Freddie Mac Discount Notes	0.470%	12/9/16	100,000	99,871
2 Freddie Mac Discount Notes	0.441%	12/16/16	31,564	31,523
2 Freddie Mac Discount Notes	0.466%	12/19/16	150,000	149,789
2 Freddie Mac Discount Notes	0.421%	12/28/16	50,342	50,273
2 Freddie Mac Discount Notes	0.471%	12/30/16	786	785
2 Freddie Mac Discount Notes	0.471%	1/3/17	2,500	2,496
2 Freddie Mac Discount Notes	0.401%	1/4/17	25,000	24,965
2 Freddie Mac Discount Notes	0.451%	1/18/17	49,300	49,214
2 Freddie Mac Discount Notes	0.552%	2/1/17	61	61
United States Treasury Bill	0.270%	9/8/16	767,000	766,960
United States Treasury Bill	0.305%–0.381%	11/10/16	1,750,000	1,748,926
United States Treasury Bill	0.300%–0.371%	11/17/16	800,000	799,442
United States Treasury Bill	0.310%	11/25/16	1,500,000	1,498,902
United States Treasury Bill	0.391%	1/12/17	500,000	499,280
United States Treasury Bill	0.422%	1/19/17	400,000	399,345
United States Treasury Bill	0.446%	2/16/17	1,500,000	1,496,885
United States Treasury Bill	0.481%	3/2/17	2,300,000	2,294,419
4 United States Treasury Floating Rate Note	0.388%	10/31/16	50,000	49,996
4 United States Treasury Floating Rate Note	0.419%	1/31/17	18,234	18,234
United States Treasury Note/Bond	0.875%	9/15/16	75,000	75,010
United States Treasury Note/Bond	1.000%	9/30/16	325,000	325,164
United States Treasury Note/Bond	0.625%	10/15/16	130,000	130,028
United States Treasury Note/Bond	3.125%	10/31/16	710,000	713,216
United States Treasury Note/Bond	2.750%	11/30/16	250,000	251,441
Total U.S. Government and Agency Obligations (Cost $29,601,952)				29,601,952
Repurchase Agreements (25.3%)
Bank of Montreal
(Dated 8/31/16, Repurchase Value
$500,004,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.750%,
2/15/45, U.S. Treasury Bill 0.000%,
2/2/17, U.S. Treasury Note/Bond 1.125%–
3.000%, 12/31/18–5/15/46; with a value
of $510,000,000)	0.300%	9/1/16	500,000	500,000
Bank of Montreal
(Dated 8/4/16, Repurchase Value
$129,068,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%,
7/15/24, U.S. Treasury Note/Bond 1.000%–
7.875%, 12/31/17–8/15/46; with a value
of $131,580,000)	0.310%	9/7/16	129,000	129,000

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Bank of Montreal
(Dated 8/3/16, Repurchase Value
$250,125,000, collateralized by U.S. Treasury
Note/Bond 1.125%–2.500%, 9/30/18–2/15/45;
with a value of $255,000,000)	0.310%	9/7/16	250,000	250,000
Bank of Nova Scotia
(Dated 8/31/16, Repurchase Value
$1,200,011,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–3.875%,
4/15/19–2/15/44, U.S. Treasury Bill 0.000%,
2/9/17, U.S. Treasury Note/Bond 0.750%–
8.875%, 9/30/16-11/15/45; with a value
of $1,224,000,000)	0.340%	9/1/16	1,200,000	1,200,000
Credit Suisse Securities (USA), LLC
(Dated 8/31/16, Repurchase Value
$600,005,000, collateralized by U.S. Treasury
Note/Bond 1.875%, 8/31/22–10/31/22;
with a value of $612,001,000)	0.320%	9/1/16	600,000	600,000
Federal Reserve Bank of New York
(Dated 8/31/16, Repurchase Value
$2,585,018,000, collateralized by U.S. Treasury
Note/Bond 1.750%–3.625%, 11/15/19–
8/15/43; with a value of $2,585,018,000)	0.250%	9/1/16	2,585,000	2,585,000
JPMorgan Securities LLC
(Dated 8/31/16, Repurchase Value
$750,007,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–3.625%,
1/15/17–2/15/46, U.S. Treasury Note/Bond
1.375%–2.500%, 9/30/20–8/15/23; with a
value of $765,005,000)	0.330%	9/1/16	750,000	750,000
RBC Capital Markets LLC
(Dated 8/31/16, Repurchase Value
$200,002,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.625%, 7/15/21,
U.S. Treasury Note/Bond 0.875%–2.000%,
9/15/16–8/15/25; with a value of $204,000,000)	0.300%	9/1/16	200,000	200,000
RBC Capital Markets LLC
(Dated 7/5/16, Repurchase Value $400,216,000,
collateralized by Federal Home Loan Mortgage
Corp. 2.500%–4.500%, 9/1/28–9/1/46, Federal
National Mortgage Assn. 2.500%–5.500%,
8/1/26–9/1/46; with a value of $412,000,000)	0.330%	9/2/16	400,000	400,000
RBC Capital Markets LLC
(Dated 7/11/16, Repurchase Value
$300,157,000, collateralized by Federal Home
Loan Mortgage Corp. 2.500%–4.500%, 10/1/25–
7/1/46, Federal National Mortgage Assn.
2.500%–7.000%, 8/1/18–9/1/46; with a value
of $309,000,000)	0.330%	9/6/16	300,000	300,000
RBC Capital Markets LLC
(Dated 7/18/16, Repurchase Value
$129,063,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%, 4/15/20–
1/15/22, U.S. Treasury Note/Bond 1.000%–
4.625%, 10/31/18–11/15/44; with a value
of $131,580,000)	0.310%	9/7/16	129,000	129,000

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
RBC Capital Markets LLC
(Dated 7/15/16, Repurchase Value
$230,117,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–2.375%,
1/15/17–4/15/18, U.S. Treasury Note/Bond
1.250%–8.000%, 11/15/18–2/15/44; with a
value of $234,600,000)	0.310%	9/7/16	230,000	230,000
RBC Capital Markets LLC
(Dated 7/14/16, Repurchase Value
$575,282,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–3.875%,
4/15/18–4/15/29, U.S. Treasury Bill 0.000%,
9/8/16–1/9/17, U.S. Treasury Note/Bond
0.500%–8.000%, 9/30/16–8/15/46; with a
value of $586,500,000)	0.310%	9/7/16	575,000	575,000
RBC Capital Markets LLC
(Dated 7/26/16, Repurchase Value
$431,215,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–3.875%,
4/15/18–2/15/42, U.S. Treasury Bill 0.000%,
10/27/16–2/2/17, U.S. Treasury Note/Bond
0.500%–5.250%, 11/15/16–11/15/40; with a
value of $439,620,000)	0.320%	9/7/16	431,000	431,000
RBC Capital Markets LLC
(Dated 7/13/16, Repurchase Value of
$235,123,000, collateralized by Federal Home
Loan Mortgage Corp. 3.000%–4.500%,
5/1/44–9/1/46, Federal National Mortgage
Assn. 3.000%–4.500%, 12/1/26–7/1/46;
with a value of $242,050,000)	0.330%	9/7/16	235,000	235,000
RBC Capital Markets LLC
(Dated 7/12/16, Repurchase Value
$328,171,000, collateralized by Federal
National Mortgage Assn. 3.000%–4.000%,
3/1/29–9/1/46; with a value of $337,840,000)	0.330%	9/7/16	328,000	328,000
TD Securities (USA) LLC
(Dated 8/25/16, Repurchase Value
$200,012,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.750%–2.125%,
1/15/28–2/15/45, U.S. Treasury Note/Bond
0.500%–4.000%, 9/30/16–11/15/44; with a
value of $204,000,000)	0.320%	9/1/16	200,000	200,000
TD Securities (USA) LLC
(Dated 8/30/16, Repurchase Value
$400,024,000, collateralized by Federal
National Mortgage Assn. 7.000%, 6/1/35, U.S.
Treasury Bill 0.000%, 6/22/17, U.S. Treasury
Note/Bond 0.500%–6.250%, 1/31/17–5/15/46;
with a value of $408,003,000)	0.310%	9/6/16	400,000	400,000
TD Securities (USA) LLC
(Dated 8/31/16, Repurchase Value
$100,006,000, collateralized by U.S. Treasury
Note/Bond 1.125%–4.250%, 1/31/17–8/15/42;
with a value of $102,000,000)	0.320%	9/7/16	100,000	100,000

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 8/31/16, Repurchase Value $275,018,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.125%, 4/15/17, U.S. Treasury
Bill 0.000%, 9/22/16–6/22/17, U.S. Treasury
Note/Bond 0.375%–8.750%, 10/31/16–5/15/46;
with a value of $280,500,000)	0.340%	9/7/16	275,000	275,000
Total Repurchase Agreements (Cost $9,817,000)				9,817,000
Total Investments (101.6%) (Cost $39,418,952)				39,418,952

				Amount
				($000)
Other Assets and Liabilities (-1.6%)
Other Assets
Investment in Vanguard				2,133
Receivables for Accrued Income				15,352
Receivables for Capital Shares Issued				1,738,655
Other Assets				4,503
Total Other Assets				1,760,643
Liabilities
Payables for Investment Securities Purchased				(2,294,419)
Payables for Capital Shares Redeemed				(78,937)
Payables for Distributions				(176)
Payables to Vanguard				(2,069)
Total Liabilities				(2,375,601)
Net Assets (100%)
Applicable to 38,803,432,972 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				38,803,994
Net Asset Value Per Share				$1.00

At August 31, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				38,803,943
Overdistributed Net Investment Income				(5)
Accumulated Net Realized Gains				56
Net Assets				38,803,994

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest	41,054
Total Income	41,054
Expenses
The Vanguard Group—Note B
Investment Advisory Services	290
Management and Administrative	8,715
Marketing and Distribution	2,629
Custodian Fees	64
Auditing Fees	34
Shareholders’ Reports	48
Trustees’ Fees and Expenses	6
Total Expenses	11,786
Expense Reduction—Note B	—
Net Expenses	11,786
Net Investment Income	29,268
Realized Net Gain (Loss) on Investment Securities Sold	17
Net Increase (Decrease) in Net Assets Resulting from Operations	29,285

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,268	317
Realized Net Gain (Loss)	17	14
Net Increase (Decrease) in Net Assets Resulting from Operations	29,285	331
Distributions
Net Investment Income	(29,273)	(317)
Realized Capital Gain	—	—
Total Distributions	(29,273)	(317)
Capital Share Transactions (at $1.00 per share)
Issued	44,011,167	972,690
Issued in Lieu of Cash Distributions	28,230	311
Redeemed	(8,560,165)	(756,637)
Net Increase (Decrease) from Capital Share Transactions	35,479,232	216,364
Total Increase (Decrease)	35,479,244	216,378
Net Assets
Beginning of Period	3,324,750	3,108,372
End of Period[1]	38,803,994	3,324,750
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0022	.0001	.0001	.0001	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0022	.0001	.0001	.0001	.0001
Distributions
Dividends from Net Investment Income	(.0022)	(.0001)	(.0001)	(.0001)	(.0001)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—
Total Distributions	(.0022)	(.0001)	(.0001)	(.0001)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.23%	0.01%	0.02%	0.01%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,804	$3,325	$3,108	$3,522	$4,103
Ratio of Expenses to
Average Net Assets[3]	0.11%	0.10%	0.09%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.27%	0.01%	0.01%	0.01%	0.01%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2016, 0.11% for 2015, 0.11% for 2014, 0.14% for 2013, and 0.16% for 2012. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

Federal Money Market Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,133,000, representing 0.01% of the fund’s net assets and 0.85% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2016, Vanguard’s expenses were reduced by $385 (an effective annual rate of 0.00% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Treasury Money Market Fund

Fund Profile
As of August 31, 2016

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.25%
Average Weighted
Maturity	51 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratio was 0.09%.

Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended August 31, 2016

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Treasury Money Market Fund	0.17%	0.04%	0.89%	$54,643
iMoneyNet Money Fund Report’s
•••••••• 100% Treasury Funds Average	0.00	0.00	0.65	53,347
Citigroup Three-Month U.S. Treasury
Bill Index	0.18	0.06	0.87	54,653
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016

		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2007	5.01%	4.34%
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00
2016	0.17	0.00
7-day SEC yield (8/31/2016): 0.25%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Treasury Money Market Fund	12/14/1992	0.13%	0.04%	0.97%

Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (107.0%)
	United States Treasury Bill	0.150%–0.350%	9/1/16	1,090,983	1,090,983
	United States Treasury Bill	0.270%–0.285%	9/8/16	833,600	833,554
	United States Treasury Bill	0.267%–0.281%	9/15/16	780,141	780,059
	United States Treasury Bill	0.270%–0.276%	9/22/16	478,099	478,024
	United States Treasury Bill	0.255%–0.471%	9/29/16	938,000	937,751
	United States Treasury Bill	0.297%–0.310%	10/13/16	590,760	590,553
	United States Treasury Bill	0.315%–0.320%	10/20/16	374,420	374,258
	United States Treasury Bill	0.271%–0.321%	10/27/16	1,474,769	1,474,040
	United States Treasury Bill	0.275%–0.285%	11/3/16	1,382,136	1,381,447
	United States Treasury Bill	0.290%–0.381%	11/10/16	727,540	727,005
	United States Treasury Bill	0.300%	11/17/16	790,000	789,493
	United States Treasury Bill	0.310%	11/25/16	1,298,000	1,297,050
	United States Treasury Bill	0.447%	2/9/17	300,000	299,402
	United States Treasury Bill	0.446%	2/16/17	150,000	149,688
	United States Treasury Bill	0.481%	3/2/17	400,000	399,029
2	United States Treasury Floating Rate Note	0.388%	10/31/16	640,000	639,975
2	United States Treasury Floating Rate Note	0.419%	1/31/17	300,287	300,284
2	United States Treasury Floating Rate Note	0.412%	7/31/17	100,000	99,960
2	United States Treasury Floating Rate Note	0.503%	10/31/17	100,000	99,860
2	United States Treasury Floating Rate Note	0.607%	1/31/18	135,000	135,060
	United States Treasury Note/Bond	1.000%	10/31/16	60,000	60,064
	United States Treasury Note/Bond	3.125%	10/31/16	590,000	592,673
	United States Treasury Note/Bond	0.500%	11/30/16	171,000	171,062
Total U.S. Government and Agency Obligations (Cost $13,701,274)					13,701,274
Total Investments (107.0%) (Cost $13,701,274)					13,701,274

Treasury Money Market Fund

Amount
($000)
Other Assets and Liabilities (-7.0%)
Other Assets
Investment in Vanguard	902
Receivables for Accrued Income	7,083
Receivables for Capital Shares Issued	63,377
Other Assets	4,047
Total Other Assets	75,409
Liabilities
Payables for Investment Securities Purchased	(961,918)
Payables for Capital Shares Redeemed	(11,010)
Payables for Distributions	(60)
Payables to Vanguard	(608)
Total Liabilities	(973,596)
Net Assets (100%)
Applicable to 12,800,072,277 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,803,087
Net Asset Value Per Share	$1.00

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	12,803,112
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(25)
Net Assets	12,803,087

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest	26,386
Total Income	26,386
Expenses
The Vanguard Group—Note B
Investment Advisory Services	263
Management and Administrative	6,783
Marketing and Distribution	1,696
Custodian Fees	97
Auditing Fees	30
Shareholders’ Reports	39
Trustees’ Fees and Expenses	6
Total Expenses	8,914
Expense Reduction—Note B	(199)
Net Expenses	8,715
Net Investment Income	17,671
Realized Net Gain (Loss) on Investment Securities Sold	(25)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,646

See accompanying Notes, which are an integral part of the Financial Statements.

Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,671	985
Realized Net Gain (Loss)	(25)	37
Net Increase (Decrease) in Net Assets Resulting from Operations	17,646	1,022
Distributions
Net Investment Income	(17,671)	(985)
Realized Capital Gain	—	—
Total Distributions	(17,671)	(985)
Capital Share Transactions (at $1.00 per share)
Issued	5,596,836	568,831
Issued in Lieu of Cash Distributions	17,175	960
Redeemed	(2,198,831)	(1,546,511)
Net Increase (Decrease) from Capital Share Transactions	3,415,180	(976,720)
Total Increase (Decrease)	3,415,155	(976,683)
Net Assets
Beginning of Period	9,387,932	10,364,615
End of Period[1]	12,803,087	9,387,932
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Treasury Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0017	.0001	.0001	.0002	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0017	.0001	.0001	.0002	.0001
Distributions
Dividends from Net Investment Income	(.0017)	(.0001)	(.0001)	(.0002)	(.0001)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—
Total Distributions	(.0017)	(.0001)	(.0001)	(.0002)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.17%	0.01%	0.01%	0.02%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,803	$9,388	$10,365	$11,660	$13,354
Ratio of Expenses to
Average Net Assets[3]	0.09%	0.04%	0.05%	0.08%	0.05%
Ratio of Net Investment Income to
Average Net Assets	0.18%	0.01%	0.01%	0.02%	0.01%

1 Distributions from realized capital gains were less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2016, 0.09% for 2015, 0.09% for 2014, 0.09%
for 2013, and 0.10% for 2012. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Treasury Money Market Fund

Notes to Financial Statements

Vanguard Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Treasury Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $902,000, representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2016, Vanguard’s expenses were reduced by $199,000 (an effective annual rate of 0.00% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund (constituting separate portfolios of Vanguard Money Market Reserves) and Vanguard Treasury Money Market Fund (constituting a separate portfolio of Vanguard Admiral Funds) (hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

Special 2016 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 73.6% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Treasury Money Market Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,002.25	$0.81
Admiral Shares	1,000.00	1,002.55	0.50
Federal Money Market Fund	$1,000.00	$1,001.51	$0.55
Treasury Money Market Fund	$1,000.00	$1,001.28	$0.45
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.33	$0.81
Admiral Shares	1,000.00	1,024.63	0.51
Federal Money Market Fund	$1,000.00	$1,024.58	$0.56
Treasury Money Market Fund	$1,000.00	$1,024.68	$0.46

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund,
0.11%; and for the Treasury Money Market Fund, 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Prime Money Market Fund, Federal Money Market Fund, and Treasury Money Market Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated	John J. Brennan
(communications equipment); Chairman of the	Chairman, 1996–2009
Board of Trustees of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2016: $69,000
Fiscal Year Ended August 31, 2015: $66,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2016: $9,629,849
Fiscal Year Ended August 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2016: $2,717,627
Fiscal Year Ended August 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2016: $254,050
Fiscal Year Ended August 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2016: $214,225
Fiscal Year Ended August 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2016: $468,275
Fiscal Year Ended August 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONEY MARKET RESERVES

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONEY MARKET RESERVES

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 17, 2016
VANGUARD MONEY MARKET RESERVES
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 17, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.